SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event Reported): April 20, 2004



                              CIT RV Trust 1996 - B
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        0 - 28744                                      52 - 2005294
(Commission File Number)                    (IRS Employer Identification No.)

                                   1 CIT Drive
                        Livingston, New Jersey 07039-5703
              (Address of principal executive offices and zip code)

       Registrants' telephone number, including area code: (973) 740-5000


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.                 FINANCIAL STATEMENTS AND EXHIBITS

(C). Exhibits

         The following are filed herewith. The exhibit numbers correspond with
Item 601 (b) of Regulation S-K.

EXHIBIT NO.                 DESCRIPTION
-----------                 -----------
99.1                        Pool Data Report

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                 By:  THE CIT GROUP / SALES FINANCING, INC.,
                                      as Servicer

                                 By:  /s/ Usama Ashraf
                                      ------------------------------------
                                      Name:  Usama Ashraf
                                      Title:
Dated:  20-Apr-2004


                                                CIT RV TRUST 1996-B
                                           Cutoff Date: December 31, 2003

                          The percentages and balances set forth in each of the following tables may not total due to rounding.

                                      GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)


                                                  % OF CONTRACT                                    % OF CONTRACT
                              NUMBER OF          POOL BY NUMBER        AGGREGATE PRINCIPAL       POOL BY PRINCIPAL
                           CONTRACTS AS OF     OF CONTRACTS AS OF      BALANCE OUTSTANDING      BALANCE OUTSTANDING
         STATE              CUT-OFF DATE          CUT-OFF DATE          AS OF CUT-OFF DATE      AS OF CUT-OFF DATE
         -----              ------------          ------------          ------------------      ------------------
Alabama                            10                0.67%                     $286,684                 1.03%
Alaska                              3                0.20%                       31,101                 0.11%
Arizona                            65                4.37%                    1,531,679                 5.52%
Arkansas                           15                1.01%                      314,968                 1.13%
California                        332               22.30%                    6,569,250                23.66%
Colorado                           52                3.49%                      628,748                 2.26%
Connecticut                        24                1.61%                      302,504                 1.09%
Delaware                            2                0.13%                       29,217                 0.11%
Florida                            91                6.11%                    2,045,881                 7.37%
Georgia                            47                3.16%                      745,714                 2.69%
Idaho                              10                0.67%                      144,533                 0.52%
Illinois                           23                1.54%                      432,407                 1.56%
Indiana                            13                0.87%                      243,366                 0.88%
Iowa                                7                0.47%                      121,054                 0.44%
Kansas                             37                2.48%                      566,796                 2.04%
Kentucky                            1                0.07%                       36,339                 0.13%
Louisiana                          15                1.01%                      469,790                 1.69%
Maine                               5                0.34%                      102,757                 0.37%
Maryland                           39                2.62%                      545,836                 1.97%
Massachusetts                      29                1.95%                      367,228                 1.32%
Michigan                            7                0.47%                      182,000                 0.66%
Minnesota                          11                0.74%                      274,807                 0.99%
Mississippi                        10                0.67%                      177,220                 0.64%
Missouri                           54                3.63%                      832,522                 3.00%
Montana                             3                0.20%                      103,099                 0.37%
Nebraska                            4                0.27%                       65,191                 0.23%
Nevada                             42                2.82%                      825,174                 2.97%
New Hampshire                      11                0.74%                      244,108                 0.88%
New Jersey                         12                0.81%                      163,629                 0.59%
New Mexico                         18                1.21%                      397,638                 1.43%
New York                           40                2.69%                      879,206                 3.17%
North Carolina                     37                2.48%                      650,444                 2.34%
Ohio                                5                0.34%                      246,596                 0.89%
Oklahoma                           79                5.31%                    1,093,673                 3.94%
Oregon                             33                2.22%                      371,314                 1.34%
Pennsylvania                       12                0.81%                      276,380                 1.00%
Rhode Island                        7                0.47%                       91,580                 0.33%
South Carolina                     17                1.14%                      177,967                 0.64%
South Dakota                        2                0.13%                       37,942                 0.14%
Tennessee                          23                1.54%                      461,372                 1.66%
Texas                             164               11.01%                    3,186,612                11.48%
Utah                                7                0.47%                      198,908                 0.72%
Vermont                             4                0.27%                       40,663                 0.15%
Virginia                           11                0.74%                      208,612                 0.75%
Washington                         44                2.96%                      712,061                 2.56%
West Virginia                       3                0.20%                       37,986                 0.14%
Wisconsin                           7                0.47%                      253,065                 0.91%
Wyoming                             1                0.07%                       42,006                 0.15%
Other (2)                           1                0.07%                       14,431                 0.05%
                          ------------------ ------------------------ ----------------------- ------------------------
                                1,489              100.00%                  $27,762,059               100.00%
                          ================== ======================== ======================= ========================

(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations




                                                 RANGE OF CONTRACT RATES

                                                      % OF CONTRACT                                     % OF CONTRACT
                                  NUMBER OF           POOL BY NUMBER        AGGREGATE PRINCIPAL       POOL BY PRINCIPAL
          RANGE OF             CONTRACTS AS OF      OF CONTRACTS AS OF      BALANCE OUTSTANDING      BALANCE OUTSTANDING
       CONTRACT RATES            CUT-OFF DATE          CUT-OFF DATE         AS OF CUT-OFF DATE       AS OF CUT-OFF DATE
       --------------            ------------          ------------         ------------------       ------------------
0.00%         -  8.48% (1)           28                     1.88%                  $879,727                  3.17%
8.49%         -  8.99%              121                     8.13%                 3,472,984                 12.51%
9.00%         -  9.99%              455                    30.56%                10,409,418                 37.50%
10.00%        -  10.99%             417                    28.01%                 6,942,166                 25.01%
11.00%        -  11.99%             267                    17.93%                 3,435,208                 12.37%
12.00%        -  12.99%             129                     8.66%                 1,786,444                  6.43%
13.00%        -  13.99%              53                     3.56%                   626,872                  2.26%
14.00%        -  14.99%              16                     1.07%                   133,849                  0.48%
15.00%        -  15.99%               3                     0.20%                    75,391                  0.27%
                                --------                 ---------             ------------               --------
                                  1,489                   100.00%               $27,762,059                100.00%
                                ========                 =========             ============               ========


(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.




                                                       RANGE OF CONTRACT RATES

                                                           % OF CONTRACT                             % OF CONTRACT
                                        NUMBER OF         POOL BY NUMBER     AGGREGATE PRINCIPAL   POOL BY PRINCIPAL
            RANGE OF                 CONTRACTS AS OF    OF CONTRACTS AS OF   BALANCE OUTSTANDING  BALANCE OUTSTANDING
         CONTRACT RATES               CUT-OFF DATE         CUT-OFF DATE      AS OF CUT-OFF DATE   AS OF CUT-OFF DATE
         --------------               ------------         ------------      ------------------   ------------------
          0  -   12 months                  53                3.56%                77,925                0.28%
         13  -   24 months                  15                1.01%                61,875                0.22%
         25  -   36 months                 361               24.24%             2,095,168                7.55%
         37  -   48 months                  38                2.55%               292,265                1.05%
         49  -   60 months                 369               24.78%             3,875,268               13.96%
         61  -   72 months                  49                3.29%               650,258                2.34%
         73  -   84 months                  16                1.07%               540,478                1.95%
         85  -   96 months                 545               36.60%            17,959,272               64.69%
         97  -  108 months                  36                2.42%             1,622,681                5.84%
        109  -  120 months                   5                0.34%               412,637                1.49%
        121  -  132 months                   1                0.07%                60,776                0.22%
        145  -  156 months                   1                0.07%               113,456                0.41%
                                       --------            ---------         -------------            --------
                                         1,489              100.00%           $27,762,059              100.00%
                                       ========            =========         =============            ========


                                                                4



                                                   COLLATERAL TYPE DISTRIBUTION

                                                % OF CONTRACT                                     % OF CONTRACT
                             NUMBER OF          POOL BY NUMBER       AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                          CONTRACTS AS OF     OF CONTRACTS AS OF     BALANCE OUTSTANDING       BALANCE OUTSTANDING
   COLLATERAL TYPE         CUT-OFF DATE          CUT-OFF DATE         AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
   ---------------         ------------          ------------         ------------------        ------------------
Motor Homes                      686                  46.07%             $19,717,860                   71.02%
Fifth Wheel                      282                  18.94%               4,020,257                   14.48%
Travel Trailer                   463                  31.09%               3,550,164                   12.79%
Other                             58                   3.90%                 473,778                    1.71%
                             --------               ---------           -------------                --------
Total                          1,489                 100.00%             $27,762,059                  100.00%
                             ========               =========           =============                ========







                                                        DELINQUENCY STATUS DISTRIBUTION

                                                    % OF CONTRACT                                     % OF CONTRACT
                                 NUMBER OF         POOL BY NUMBER        AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                              CONTRACTS AS OF    OF CONTRACTS AS OF      BALANCE OUTSTANDING       BALANCE OUTSTANDING
      COLLATERAL TYPE          CUT-OFF DATE         CUT-OFF DATE          AS OF CUT-OFF DATE       AS OF CUT-OFF DATE
      ---------------          ------------         ------------          ------------------       ------------------
Current, including 1 to 29            1,310             87.98%                  $23,593,482                84.98%
days delinquent
30 to 59 days                            44              2.96%                      774,546                 2.79%
60 to 89 days                            19              1.28%                      446,571                 1.61%
90 to 119 days                            6              0.40%                       68,144                 0.25%
120 to 149 days                           7              0.47%                      181,005                 0.65%
150 to 179 days                           5              0.34%                      137,758                 0.50%
180+  days                               34              2.28%                      756,204                 2.72%
Repossession Status                      64              4.30%                    1,804,349                 6.50%
                                    --------          ---------               --------------             ---------
                                      1,489            100.00%                  $27,762,059               100.00%
                                    ========          =========               ==============             =========


                                                               5





                                          RANGE OF PRINCIPAL BALANCE OUTSTANDING

                                  TOTAL                 MINIMUM                 MAXIMUM                AVERAGE
        PRINCIPAL             BALANCE AS OF          BALANCE AS OF           BALANCE AS OF          BALANCE AS OF
      BALANCE TYPE            CUT-OFF DATE            CUT-OFF DATE           CUT-OFF DATE           CUT-OFF DATE
      ------------            ------------            ------------           ------------           ------------
Original                       $45,312,142              $5,332                 $255,045                $30,431
Current                        $27,762,059                $154                 $166,572                $18,645




                                               NEW VS. USED COLLATERAL DISTRIBUTION

                                              % OF CONTRACT                                       % OF CONTRACT
                        NUMBER OF            POOL BY NUMBER          AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
                     CONTRACTS AS OF       OF CONTRACTS AS OF        BALANCE OUTSTANDING       BALANCE OUTSTANDING
   NEW VS. USED        CUT-OFF DATE           CUT-OFF DATE            AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
   ------------        ------------           ------------            ------------------        ------------------
New                        1,049                 70.45%                   $20,338,257                    73.26%
Used                         440                 29.55%                     7,423,802                    26.74%
                        ---------             ----------                 -------------                -----------
                           1,489                100.00%                   $27,762,059                   100.00%
                        =========             ==========                 =============                ===========





                                                  RANGE OF CREDIT SCORES

                                       MINIMUM AS OF                MAXIMUM AS OF           WEIGHTED AVERAGE AS OF
          SCORE TYPE                 ORIGINATION DATE             ORIGINATION DATE             ORIGINATION DATE
          ----------                 ----------------             ----------------             ----------------
 FICO                                       484                          827                          637
 Custom                                     102                          301                          187





                                     MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                                       MINIMUM AS OF                MAXIMUM AS OF           WEIGHTED AVERAGE AS OF
      DISTRIBUTION TYPE                CUT-OFF DATE                 CUT-OFF DATE                 CUT-OFF DATE
      -----------------                ------------                 ------------                 ------------
Contract Rate                                 0.00%                       15.74%                         10.03%
Original Term                             60 months                   240 months                     169 months
Current Term                                1 month                   153 months                      81 months



                                                             6